First Quarter Report March 31, 2005

STRATTON
MUTUAL FUNDS
Stability · Strategy · Success

DEAR FELLOW SHAREHOLDER:

ECONOMIC ACTIVITY

After three calendar quarters of real growth in the U.S. GDP at the 4% level in the last half of 2004 and the first quarter of 2005, we expect the growth rate to slowdown to about 2% for the second half of 2005. This slowdown also seems to be affecting the rest of the world to differing degrees; the Pacific Rim economies have been showing much higher growth rates while Europe and Japan (more mature economies) have shown little real growth. The cause of this mid-cycle correction can be laid at the feet of higher energy prices and Federal Reserve monetary policy.

FEDERAL RESERVE POLICY

Beginning in June 2004, the Fed preannounced its monetary policy of raising interest rates in a measured fashion. They have never wavered from this policy which they have interpreted as a 1/4 point increase at every Fed meeting. They are likely to continue this policy which has been well stated until the federal funds rate reaches the desired neutral area of 3.75%. It is then our expectation that they will officially adopt a neutral policy and observe the impact of interest rate hikes on the economy. If as we expect, the economy is slowing to a 2% real growth rate, we think the Fed will halt further interest rate hikes. Therefore, we are clearly not in the camp of numerous commentators who believe the Fed will accelerate interest rate hikes to the 50 basis point level. There is no evidence of them doing this; more importantly, there is a great deal of accumulating evidence of a slowing of the economic growth rate already as a result of energy price hikes and the past year of interest rate hikes.

INVESTMENT BRIGHT SPOTS

When we look at the broad spectrum of investment issues, we see major positives. Corporate profits are now about 14.5% of the corporate GDP. This is a level that has been reached only in 1975 and 1995 over the last thirty-five years. We believe that modern American management is obsessed with managing for corporate profits and will keep spending low, reinvestment tight, and add to employment only when necessary to maintain profit margins. If we have GDP growth in the 2% range, there will still be sectors that grow faster. These are likely to be capital goods, energy, and materials.

Actual earnings continue to beat the pessimistic quarterly estimates released by management and by Wall Street analysts. Nothing has changed in the habit of keeping the expectations as low as possible and then exceeding them on a quarterly basis. Expectations are for S&P 500 earnings to gain 8% in 2005; followed by 6.5% in 2006. There are few new stock issues coming to market and we are still in a period of large scale buybacks of common stock. What determines stock market prices is supply and demand. Supply normally comes from new issues and demand comes from cash available for investing. We have never seen a bull market collapse without a surge of new issues as corporations take advantage of windows of opportunity in overpriced stocks. Today is the opposite, as corporations are still making significant buybacks of their own stocks and announcing cash acquisitions of other companies.

Sincerely yours,

James W. Stratton

Chairman

April 13, 2005

Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Growth Fund—Jim Stratton

Q.	In light of the rising interest rate policy of the Federal Reserve, why is the Fund raising its investment in Homebuilding stocks?

A.	It is correct that the Fund increased its investment during the quarter from 6.3% of assets to 9.2% in the Homebuilding industry. This was done through the acquisition of two new holdings Beazer Homes USA, Inc. (1.8%) and Pulte Homes, Inc. (2.1%).

We believe that the increases in Federal Reserve interest rates will stabilize later this year at the 3.75% range; this level should not be restrictive toward continued strong new housing starts. Home building in the U.S. is in a long-term secular wave of consolidation. The publicly owned home builders have only about 20% of the market and the remainder is spread among many small, privately owned companies. The public companies have access to long-term capital, much lower interest rates and the ability to buy and develop land for many years in the future.

This is an industry that has no foreign competition. Since the stock market collapsed in 2000, the investment of choice for the individual investor has been residential real estate. Every negative public pronouncement by security regulators and attorneys brings individuals more anxiety toward owning stocks and directs their capital into the housing market.

Finally, these stocks continue to show very strong secular earnings growth, at least 15% per year and sell at price earnings multiples of only eight times 2005 earnings. This is 50% of the S&P 500 average. Were it not for the rising interest rate policy, we would expect these companies to sell at a higher multiple. The slightest indication that the Federal Reserve is slowing its interest rate increase policy should be translated into higher stock prices and higher price earnings multiples for the group. We believe that it is a counter cyclical industry that will do well during a mid-course correction in the economy.

Portfolio holdings are as of 3/31/05, they are subject to change at any time.

Unmanaged indices are not available for direct investment.

FUND HIGHLIGHTS

Stratton Growth Fund

	March 31, 2005	December 31, 2004
Total Net Assets	$135,502,075	$110,250,557
Net Asset Value Per Share	$41.61	$40.69
Shares Outstanding	3,256,797	2,709,194

Portfolio Changes For the Quarter Ended March 31, 2005 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Beazer Homes USA, Inc. (1.8%)	Capital One Financial Corp.
Computer Sciences Corp. (2.4%)	IKON Office Solutions, Inc.
Lehman Brothers Holdings, Inc. (2.4%)	Wyeth
Overnite Corp. (1.9%)
PolyOne Corp. (1.3%)
Pulte Homes, Inc. (2.1%)

Industry Categories March 31, 2005 (unaudited)

Capital Goods	18.7%	Technology	5.5%	Chemicals	3.7%
Energy	17.9%	Consumer Non-Durables	5.0%	Consumer Durables	2.7%
Construction	9.2%	Business Services	4.4%	Utilities	2.4%
Insurance/Services	8.3%	Consumer Services	4.2%	Industrial	2.2%
Banking/Financial	7.1%	Transportation	4.0%

Ten Largest Holdings March 31, 2005 (unaudited)

	Market Value	Percent of TNA
Valero Energy Corp.	$4,396,200	3.2%
The Allstate Corp.	3,784,200	2.8
Rockwell Automation, Inc.	3,681,600	2.7
Penn Virginia Corp.	3,672,000	2.7
Occidental Petroleum Corp.	3,558,500	2.6
V.F. Corporation	3,548,400	2.6
PacifiCare Health Systems, Inc.	3,415,200	2.5
EOG Resources, Inc.	3,411,800	2.5
Deere & Co.	3,356,500	2.5
Lehman Brothers Holdings, Inc.	3,295,600	2.4
	$36,120,000	26.5%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares—Jim Beers

Q.	What sectors of the REIT Market do you like?

A.	We continue to favor the Office and Apartment sectors as the economic recovery unfolds. As job creation increases, companies will need more space and office demand will improve. Office landlords will then have better conditions to operate in when they set rent levels and tenant improvement packages. In the Apartment sector, as interest rates rise renting may become a better option to would-be home buyers. Additionally, with home prices at record levels in many metropolitan areas, renting an apartment with first class amenities can be a very attractive alternative to buying a home.

Q.	What has caused the Fund to decline in price this year?

A.	Following five very strong years, the REIT market experienced a sell-off in the first quarter of 2005, fueled by increased investor concern over rising interest rates and their subsequent effect on REITs. In addition, the REIT sector saw money rotate out of the sector to other areas of the market that might offer better growth prospects in a recovering Economy. Despite anecdotal evidence that investor interest is still high in the REIT sector, outflows from REIT dedicated mutual funds outpaced inflows in the first quarter of 2005.

Our outlook for REITs continues to be realistic and positive. In the short-term, we believe the uncertainty of when the Federal Reserve will raise rates, and to what degree, will continue to cause the markets to be tenuous and choppy. If the Fed pauses in its rate hike pattern in the summer to take a look at how higher rates are affecting the economy, investors may see that action as very positive for REITs and other interest rate sensitive stocks. As the economy grows, we feel that stronger real estate fundamentals and higher quality earnings will improve the overall health of the sector. Long-term, we continue to argue for a healthy allocation to REIT stocks for income-oriented investment portfolios.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

FUND HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

	March 31, 2005	December 31, 2004
Total Net Assets	$174,619,175	$211,476,844
Net Asset Value Per Share	$33.65	$36.86
Shares Outstanding	5,189,587	5,736,628

Portfolio Changes For the Quarter Ended March 31, 2005 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Sunstone Hotel Investors, Inc. (0.9%)

Industry Categories March 31, 2005 (unaudited)

Office	24.2%	Lodging	6.6%
Apartments	17.9%	Regional Malls	6.2%
Health Care	15.5%	Industrial	5.8%
Diversified	9.8%	Net Lease	3.1%
Shopping Centers	7.0%

Ten Largest Holdings March 31, 2005 (unaudited)

	Market Value	Percent of TNA
New Plan Excel Realty Trust	$6,026,400	3.5%
Liberty Property Trust	5,744,255	3.3
Reckson Associates Realty Corp.	5,679,500	3.2
Pennsylvania Real Estate Investment Trust	5,644,800	3.2
First Industrial Realty Trust, Inc.	5,636,670	3.2
Hospitality Properties Trust	5,451,300	3.1
Commercial Net Lease Realty	5,442,750	3.1
United Dominion Realty Trust, Inc.	5,426,200	3.1
Glenborough Realty Trust, Inc.	5,349,776	3.1
iStar Financial Inc.	5,147,500	3.0
	$55,549,151	31.8%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund—Jerry Van Horn

Q.	How did the Fund perform during the first quarter of 2005?

A.	For the first quarter of 2005 Stratton Small-Cap Value Fund posted a return of -0.9% compared to the Russell 2000 Index return of -5.3% and the Russell 2000 Value Index return of -4.0%. The market got off to an inauspicious start in 2005 as Fed policy and rising oil prices prompted investors to realize gains achieved in 2004. The total return of Stratton Small-Cap Value Fund was buoyed by investments in the natural gas segment of the Energy sector and take-over offers for two of the Fund’s holdings, Beverly Enterprises, Inc. (1.3%) and USF Corp. (2.3%).

Q.	What is your outlook for the small-cap market?

A.	While 2005 has certainly gotten off to a rough start, we remain positive in our outlook for the equity market in general as the current economic expansion continues into its fourth year and corporate profit growth remains strong. While we expect economic growth in 2005 to slow to the 2% level, the economy remains on track and should continue to expand through the next twelve months.

Along with a positive outlook for equities in general, we continue to have a positive outlook for the small-cap value sector. Following six years of outperformance relative to large-cap stocks, valuation levels for small-cap stocks are certainly not as low as they once were. However, relative valuations have not yet reached levels historically associated with a dramatic switch in sentiment towards large-cap stocks. Also, relative earnings growth expectations for small-cap stocks remain reasonable and the cost of capital for smaller firms remains at low levels. These factors should contribute to another positive year for the small-cap value segment of the market.

Portfolio Holdings are as of 3/31/05, they are subject to change at any time.

Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

Unmanaged indices are not available for direct investment.

FUND HIGHLIGHTS

Stratton Small-Cap Value Fund

	March 31, 2005	December 31, 2004
Total Net Assets	$156,232,385	$116,472,427
Net Asset Value Per Share	$39.97	$40.33
Shares Outstanding	3,908,700	2,888,292

Portfolio Changes For the Quarter Ended March 31, 2005 (unaudited)

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
DRS Technologies, Inc. (1.7%)
GameStop Corp. (1.6%)
KCS Energy, Inc. (1.5%)
MeriStar Hospitality Corp. (1.2%)
PolyOne Corp. (1.8%)
Scottish Re Group Ltd. (1.6%)
Sunstone Hotel Investors, Inc. (1.7%)
TETRA Technologies, Inc. (1.7%)
Universal Compression Holdings, Inc. (1.8%)

Industry Categories March 31, 2005 (unaudited)

Energy	14.3%	Insurance/Services	5.7%	REITs	2.9%
Capital Goods	12.6%	Chemicals	5.0%	Utilities	2.2%
Construction	8.5%	Retailing	4.9%	Aerospace	2.0%
Technology	6.9%	Banking/Financial	4.5%	Distribution	1.0%
Transportation	6.8%	Consumer Durables	3.8%	Basic Materials	0.5%
Health Care	6.6%	Entertainment	3.6%

Ten Largest Holdings March 31, 2005 (unaudited)

	Market Value	Percent of TNA
Hovnanian Enterprises, Inc. Class A	$3,978,000	2.5%
PacifiCare Health Systems, Inc.	3,631,496	2.3
USF Corp.	3,527,806	2.3
JLG Industries, Inc.	3,484,635	2.2
Yellow Roadway Corp.	3,448,006	2.2
Energen Corp.	3,436,560	2.2
Cabot Oil & Gas Corp.	3,347,605	2.1
Newfield Exploration Co.	3,193,180	2.0
Moog Inc. Class A	3,161,740	2.0
Jacuzzi Brands, Inc.	3,123,200	2.0
	$34,332,228	21.8%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS March 31, 2005 (unaudited)

Stratton Growth Fund

	Number of Shares	Market Value[1]
COMMON STOCKS – 95.3%
Banking/Financial – 7.1%
Commerce Bancorp, Inc. (NJ)	90,000	$2,922,300
Countrywide Financial Corp.	30,000	973,800
Lehman Brothers Holdings, Inc.	35,000	3,295,600
MBNA Corp.	100,000	2,455,000

		9,646,700

Business Services – 4.4%
NCR Corp.†	90,000	3,036,600
Waste Management, Inc.	100,000	2,885,000

		5,921,600

Capital Goods – 18.7%
Briggs & Stratton Corp.	80,000	2,912,800
Caterpillar Inc.	35,000	3,200,400
Deere & Co.	50,000	3,356,500
Ingersoll-Rand Co. Class A	40,000	3,186,000
Rockwell Automation, Inc.	65,000	3,681,600
Textron Inc.	40,000	2,984,800
Tyco International Ltd.	90,000	3,042,000
Xerox Corp.†	200,000	3,030,000

		25,394,100

Chemicals – 3.7%
Georgia Gulf Corp.	70,000	3,218,600
PolyOne Corp.†	200,000	1,776,000

		4,994,600

Construction – 9.2%
Beazer Homes USA, Inc.	50,000	2,493,000
Centex Corp.	35,000	2,004,450
D. R. Horton, Inc.	90,000	2,631,600
Lennar Corp. Class A	45,000	2,550,600
Pulte Homes, Inc.	38,000	2,797,940

		12,477,590

Consumer Durables – 2.7%
The Black & Decker Corp.	40,000	3,159,600
Hooker Furniture Corp.	30,000	566,700

		3,726,300

Consumer Non-Durables – 5.0%
Archer-Daniels-Midland Co.	130,000	3,195,400
V. F. Corporation	60,000	3,548,400

		6,743,800

	Number of Shares	Market Value[1]
Consumer Services – 4.2%
American Express Co.	21,000	$1,078,770
Cendant Corp.	110,000	2,259,400
The Charles Schwab Corp.	220,000	2,312,200

		5,650,370

Energy – 17.9%
Anadarko Petroleum Corp.	40,000	3,044,000
Chesapeake Energy Corp.	140,000	3,071,600
EOG Resources, Inc.	70,000	3,411,800
Occidental Petroleum Corp.	50,000	3,558,500
Penn Virginia Corp.	80,000	3,672,000
Valero Energy Corp.	60,000	4,396,200
XTO Energy, Inc.	93,333	3,065,056

		24,219,156

Industrial – 2.2%
Parker Hannifin Corp.	50,000	3,046,000

Insurance/Services – 8.3%
The Allstate Corp.	70,000	3,784,200
Lincoln National Corp.	20,000	902,800
PacifiCare Health Systems, Inc.†	60,000	3,415,200
WellPoint, Inc.†	25,000	3,133,750

		11,235,950

Technology – 5.5%
AMETEK, Inc.	75,000	3,018,750
C&D Technologies, Inc.	125,000	1,256,250
Computer Sciences Corp.†	70,000	3,209,500

		7,484,500

Transportation – 4.0%
Overnite Corp.	80,000	2,559,200
Yellow Roadway Corp.†	50,000	2,927,000

		5,486,200

Utilities – 2.4%
TXU Corp.	40,000	3,185,200

Total Common Stocks (Cost $95,761,852)		129,212,066

SCHEDULE OF INVESTMENTS March 31, 2005 (unaudited) (continued)

Stratton Growth Fund

	Principal Amount	Market Value[1]
SHORT-TERM INVESTMENTS – 5.6%
PNC Bank Money Market Account 2.34%, due 04/01/05	$7,613,499	$7,613,499

Total Short-Term Investments (Cost $7,613,499)		7,613,499

Total Investments – 100.9% (Cost $103,375,351*)		136,825,565
Liabilities in Excess of Other Assets – (0.9%)		(1,323,490)

NET ASSETS – 100.00%		$135,502,075

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $103,375,351 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$35,317,789
Gross unrealized depreciation	(1,867,575)

Net unrealized appreciation	$33,450,214

[1]	Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

SCHEDULE OF INVESTMENTS March 31, 2005 (unaudited)

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value[1]
COMMON STOCKS – 96.1%
Apartments – 17.9%
Amli Residential Properties Trust	140,000	$3,834,600
Apartment Investment & Management Co.	125,000	4,650,000
Archstone-Smith Trust	115,000	3,922,650
Camden Property Trust	70,000	3,292,100
Home Properties, Inc.	130,000	5,044,000
Mid-America Apartment Communities, Inc.	140,000	5,110,000
United Dominion Realty Trust, Inc.	260,000	5,426,200

		31,279,550

Diversified – 9.8%
Colonial Properties Trust	45,000	1,728,450
Crescent Real Estate Equities Co.	100,000	1,634,000
iStar Financial Inc.	125,000	5,147,500
Lexington Corporate Properties Trust	210,000	4,607,400
Trustreet Properties, Inc.	260,000	4,001,400

		17,118,750

Health Care – 15.5%
Health Care Property Investors, Inc.	170,800	4,008,676
Health Care REIT, Inc.	120,000	3,840,000
Healthcare Realty Trust, Inc.	110,000	4,008,400
National Health Investors, Inc.	140,000	3,637,200
Nationwide Health Properties, Inc.	225,000	4,547,250
Universal Health Realty Income Trust	100,000	2,825,000
Ventas, Inc.	165,000	4,118,400

		26,984,926

Industrial – 5.8%
EastGroup Properties, Inc.	120,000	4,524,000
First Industrial Realty Trust, Inc.	149,000	5,636,670

		10,160,670

Lodging – 6.6%
Hospitality Properties Trust	135,000	5,451,300
Sunstone Hotel Investors, Inc.	90,000	1,930,500
Winston Hotels, Inc.	350,000	4,095,000

		11,476,800

Net Lease – 3.1%
Commercial Net Lease Realty	295,000	5,442,750

Office – 24.2%
Arden Realty, Inc.	150,000	5,077,500
Brandywine Realty Trust	157,500	4,473,000

	Number of Shares	Market Value[1]
Office – Continued
CarrAmerica Realty Corp.	125,000	$3,943,750
Equity Office Properties Trust	155,000	4,670,150
Glenborough Realty Trust Inc.	279,800	5,349,776
Highwoods Properties, Inc.	135,000	3,620,700
Liberty Property Trust	147,100	5,744,255
Prentiss Properties Trust	110,000	3,757,600
Reckson Associates Realty Corp.	185,000	5,679,500

		42,316,231

Regional Malls – 6.2%
Glimcher Realty Trust	215,000	5,095,500
Pennsylvania Real Estate Investment Trust	140,000	5,644,800

		10,740,300

Shopping Centers – 7.0%
Heritage Property Investment Trust	170,000	5,045,600
New Plan Excel Realty Trust	240,000	6,026,400
Urstadt Biddle Properties Class A	80,000	1,220,000

		12,292,000

Total Common Stocks (Cost $141,061,367)		167,811,977

	Principal Amount
SHORT-TERM INVESTMENTS – 3.0%
PNC Bank Money Market Account 2.34%, due 4/01/05	$5,208,178	5,208,178

Total Short-Term Investments (cost $5,208,178)		5,208,178

Total Investments – 99.1% (Cost $146,269,545*)		173,020,155
Other Assets Less Liabilities – 0.9%		1,599,020

NET ASSETS – 100.00%		$174,619,175

*	Aggregate cost for federal income tax purposes is $146,269,545 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$27,261,878
Gross unrealized depreciation	(511,268)

Net unrealized appreciation	$26,750,610

[1]	Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

SCHEDULE OF INVESTMENTS March 31, 2005 (unaudited)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value[1]
COMMON STOCKS – 91.8%
Aerospace – 2.0%
Moog Inc. Class A†	69,950	$3,161,740

Banking/Financial – 4.5%
Commerce Bancorp, Inc. (NJ)	50,000	1,623,500
Eaton Vance Corp.	80,000	1,875,200
QC Holdings Inc.†	50,000	751,500
Webster Financial Corp.	28,000	1,271,480
WSFS Financial Corp.	30,000	1,576,800

		7,098,480

Basic Materials – 0.5%
Rock-Tenn Co. Class A	55,000	731,500

Capital Goods – 12.6%
Cascade Corp.	62,000	2,170,000
Crane Co.	83,000	2,389,570
DRS Technologies, Inc.†	63,000	2,677,500
Engineered Support Systems, Inc.	54,100	2,895,432
JLG Industries, Inc.	161,700	3,484,635
Terex Corp. †	68,500	2,966,050
United Rentals, Inc.†	150,000	3,031,500

		19,614,687

Chemicals – 5.0%
Georgia Gulf Corp.	54,100	2,487,518
Hercules Inc.†	180,000	2,606,400
PolyOne Corp.†	310,000	2,752,800

		7,846,718

Construction – 8.5%
Beazer Homes USA, Inc.	55,500	2,767,230
D.R. Horton, Inc.	100,000	2,924,000
Hovnanian Enterprises, Inc. Class A†	78,000	3,978,000
M/I Homes, Inc.	20,000	978,600
M.D.C. Holdings, Inc.	37,373	2,603,029

		13,250,859

Consumer Durables – 3.8%
CSS Industries, Inc.	4,738	173,174
Harman International Industries, Inc.	17,500	1,548,050
Jacuzzi Brands, Inc.†	320,000	3,123,200
Polaris Industries, Inc.	15,000	1,053,450

		5,897,874

Distribution – 1.0%
IKON Office Solutions, Inc.	164,200	1,623,938

Energy – 14.3%
Cabot Oil & Gas Corp.	60,700	3,347,605
Houston Exploration Co.†	45,700	2,602,615

	Number of Shares	Market Value[1]
Energy – Continued
KCS Energy, Inc.†	150,000	$2,304,000
Newfield Exploration Co.†	43,000	3,193,180
Penn Virginia Corp.	59,400	2,726,460
Pogo Producing Co.	52,300	2,575,252
TETRA Technologies, Inc.†	94,000	2,673,360
Universal Compression Holdings, Inc.†	75,000	2,840,250

		22,262,722

Entertainment – 3.6%
Dave & Buster’s, Inc.†	95,000	1,776,500
Landry’s Restaurants, Inc.	81,000	2,342,520
Multimedia Games, Inc.†	185,000	1,435,600

		5,554,620

Health Care – 6.6%
Beverly Enterprises, Inc.†	170,000	2,104,600
CONMED Corp.†	95,500	2,876,460
Henry Schein, Inc.†	77,600	2,781,184
Respironics, Inc.†	43,000	2,505,610

		10,267,854

Insurance/Services – 5.7%
Donegal Group Inc. Class B	39,511	647,975
PacifiCare Health Systems, Inc.†	63,800	3,631,496
Scottish Re Group Ltd.	112,000	2,522,240
Selective Insurance Group, Inc.	47,000	2,172,810

		8,974,521

REITs – 2.9%
MeriStar Hospitality Corp.†	260,000	1,820,000
Sunstone Hotel Investors, Inc.	125,000	2,681,250

		4,501,250

Retailing – 4.9%
Circuit City Stores, Inc.	167,000	2,680,350
Electronics Boutique Holdings Corp.†	59,000	2,535,230
GameStop Corp.	110,000	2,437,600

		7,653,180

Technology – 6.9%
Anixter International Inc.†	82,700	2,989,605
Bel Fuse, Inc. Class B	40,000	1,212,000
MICROS Systems, Inc.†	65,000	2,386,150
OSI Systems, Inc.†	65,000	1,138,150
Premiere Global Services, Inc.†	219,300	2,482,476
Technitrol, Inc.	42,000	626,640

		10,835,021

SCHEDULE OF INVESTMENTS March 31, 2005 (unaudited) (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value[1]
Transportation – 6.8%
Maritrans Inc.	40,500	$771,525
Overnite Corp.	53,000	2,911,090
USF Corp.	73,100	3,527,806
Yellow Roadway Corp.†	58,900	3,448,006

		10,658,427

Utilities – 2.2%
Energen Corp.	51,600	3,436,560

Total Common Stocks (Cost $99,283,281)		143,369,951

	Principal Amount
SHORT-TERM INVESTMENTS – 7.8%
PNC Bank Money Market Account 2.34%, due 04/01/05	$12,232,820	12,232,820

Total Short-Term Investments (Cost $12,232,820)		12,232,820

Total Investments – 99.6% (Cost $111,516,101*)		155,602,771
Other Assets Less Liabilities – 0.4%		629,614

NET ASSETS – 100.00%		$156,232,385

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $111,516,101 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$46,770,136
Gross unrealized depreciation	(2,683,466)

Net unrealized appreciation	$44,086,670

[1]	Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, financial information, past performance figures and an application, should be directed to the Funds’ toll free number 1-800-634-5726.

Please visit our web site at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Fund will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days or less after the purchase date. This fee is retained by the funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

Via First Class Mail	Via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P. O. Box 9801	760 Moore Road
Providence, RI 02940	King of Prussia, PA 19406-1212

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, May 2005. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stock that are not available for investment.

DIRECTORS

Lynne M. Cannon
George W. Graner
John J. Lombard, Jr.
Douglas J. MacMaster, Jr.
Richard W. Stevens
James W. Stratton
Frank Thomas
H. Drake Williams, Jr.
Joel H. Wilson

OFFICERS

James W. Stratton
Chairman
Stratton Mutual Funds

John A. Affleck, CFA
President
Stratton Growth Fund

James A. Beers
President
Stratton Monthly Dividend REIT Shares

Gerald M. Van Horn, CFA
President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Vice President

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary & Assistant Treasurer

Michelle A. Whalen
Assistant Secretary & Assistant Treasurer

INVESTMENT ADVISOR

TRANSFER AGENT & DIVIDEND PAYING AGENT

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212
1-800-472-4266

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103-2108

Visit the Stratton Mutual Funds web site at http://www.strattonfunds.com

STRATTON
MUTUAL FUNDS
Stability · Strategy · Success